UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K
                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


                                    Date of Report:

                                   September 28, 2001



                                       CECS CORP.
                 (Exact name of registrant as specified in its charter)


         Delaware                    000-17001                     52-1529536
(State of Incorporation)   (Commission File No.)            (IRS EIN)

                                     121 Vine Street
                               Seattle, Washington   98121
                        (Address of principal executive offices)


                                       206-443-6948
                    (Registrant's telephone number, including area code)


                  (Former name or former address, if changed since last report)





                                        CECS CORP.
                                         Form 8-K



ITEM 4.        Changes in Registrant's Certifying Accountant.

     In a letter dated September 20, 2001, Miller and Co. LLP("Miller") advised CECS CORP. (the "Company") that Miller was terminating the client-auditor relationship with the Company and would not stand for re-election. During the Company's two (2) most recent fiscal years and any subsequent interim period preceding such termination, there were no disagreements between Miller and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Miller, would have caused Miller to make reference to the subject matter of the disagreement(s) in connection with its report. Miller's accountant's report on the financial statements for the two (2)years ended December 31, 2000, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

Miller's auditors' report on the financial statements of the Company and its subsidiaries as of and for the year ended December 31, 2000, contained a separate explanatory paragraph stating as follows:

       The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company is a development stage enterprise, and suffered recurring losses from operations for the years ended December 31, 2000 and 1999. Those conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Miller's auditors' report on the financial statements of the Company and its subsidiaries as of and for the year ended December 31, 1999, contained a separate explanatory paragraph stating as follows:

       The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the financial statements, the Company suffered recurring losses from operations and had a working capital deficiency at December 31, 1999. Those conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


     The Company has not been advised by Miller that (i) internal controls necessary for the Company to develop reliable financial statements do not


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exist;(ii) information has come to Miller's attention that has led it to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management; (iii) Miller needs to significantly expand the scope of its audit during such time period; and (iv) information has come to Miller's attention that what it has concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements; or (b) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

     A copy of this Report on Form 8-K has been furnished to Miller pursuant to Item 304(a)(3) of Regulation S-K under the General Rules and Regulations of the Securities Act of 1933, as amended. The Company has requested Miller to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Miller agrees with the statements made by the
Company, and, if not, stating in which respects it does not so agree.   The
Company has requested any such letter to be submitted to it as promptly as possible so that any such letter may be filed by the Company within ten (10) days following the filing of this Report. Any such letter will be filed by Amendment to this Report within two (2) business days after receipt of such letter.



                              INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION OF EXHIBIT

Exhibit 16-01 Letter of Miller and Co. LLP dated September 20, 2001 addressed to Tracy M. Shire [sic] of CECS Corp. [sic].




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on form 8-K for the report date indicated to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CECS CORP. (Registrant)

September 27, 2001                       /s/ Tracy M. Shier, President and CEO
 ----------------                        -------------------------------------
     (Date)





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